UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Vice President, Operations

Effective as of July 22, 2020, the Board of Directors (the “Board”) of Shell Midstream Partners GP LLC (the “General Partner”), the general partner of Shell Midstream Partners, L.P. (the “Partnership”), appointed Jesse C. H. Stanley, 36, as Vice President, Operations of the General Partner. Ms. Stanley is taking over the role from Mr. Alton G. Smith, who retired from the role in July, as previously announced by the Partnership.

Ms. Stanley formerly served as the General Manager for Value Chain Integration in upstream shales for Royal Dutch Shell plc (“Shell”), a position that she held for one year. Ms. Stanley started her career with Shell in Europe, working in lubricants operations based in Shell’s lubricants plants and refineries in the United Kingdom and Europe, a role in which she served for six years, streamlining processes for logistics and leading a series of initiatives to improve cost competitiveness. Later, Ms. Stanley was responsible for the global marketing of Shell’s automotive lubricants and led several business development efforts in that role. Before coming to the shales business in the United States, Ms. Stanley was the business advisor and group strategy manager for Shell’s EVP Strategy & Portfolio in The Hague, Netherlands. The Partnership believes that Ms. Stanley’s extensive experience in the energy industry, particularly her experience in the lubricants sector, makes her well qualified to serve as an executive officer.

Ms. Stanley was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Ms. Stanley that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 31, 2020, the Partnership issued a press release announcing the appointment of Ms. Stanley. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release dated July 31, 2020 issued by Shell Midstream Partners, L.P.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: July 31, 2020